Exhibit 99.1

OxySure Systems (OXYS) Announces Investor Update on Annual Report

Frisco, Texas, March 31, 2014 – OxySure Systems, Inc. (OTCQB: OXYS) (“OxySure,” or the “Company”), the medical device innovator of life-saving easy-to-use emergency oxygen solutions with its “oxygen from powder” technology today provided an investor update regarding the Company’s expected reporting timeline for its annual report for the year ending December 31, 2013.

On August 1, 2013 the Company's Board of Directors engaged Sadler, Gibb & Associates, LLC ("Sadler") as the Company's independent registered public accounting firm for the year ending December 31, 2013. Prior to that, the Company's independent registered public accounting firm was Sam Kan & Company (“SKC”). On March 5, 2014, the Company received a letter from the Securities & Exchange Commission advising that SKC has lost the privilege of appearing or practicing before the Commission as an accountant, effective February 20, 2014. This means that SKC is unable to re-issue the Company’s 2012 audited financial statements (or any other public company’s financials on or after February 20, 2014). As a consequence, the Company is required to have its 2012 financial statements re-audited by Sadler, along with audit of the 2013 financial statements.

“Having to re-audit our 2012 financial statements with our new auditors at short notice means a slight delay in reporting our annual results and we are intensively working on completing those for filing in the next couple of weeks or so,” said Julian Ross, OxySure’s CEO. “We appreciate the patience of our investors and other stakeholders in this regard.”

About OxySure Systems, Inc.
OxySure Systems, Inc. is a Frisco, Texas-based medical technology company that focuses on the design, manufacture and distribution of specialty respiratory and medical solutions. The company pioneered a safe and easy to use solution to produce medically pure (USP) oxygen from inert powders. The company owns numerous issued patents and patents pending on this technology which makes the provision of emergency oxygen safer, more accessible and easier to use than traditional oxygen provision systems. OxySure’s products improve access to emergency oxygen that affects the survival, recovery and safety of individuals in several areas of need: (1) Public and private places and settings where medical emergencies can occur; (2) Individuals at risk for cardiac, respiratory or general medical distress needing immediate help prior to emergency medical care arrival; and (3) Those requiring immediate protection and escape from exposure situations or oxygen-deficient situations in industrial, mining, military, or other “Immediately Dangerous to Life or Health” (IDLH) environments. www.OxySure.com

Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this release that are not historical facts, including, without limitation, statements that relate to the Company's expectations with regard to the future impact on the Company's results from new products in development, may be deemed to be forward-looking statements. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements. These statements are subject to risks and uncertainties. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. Readers are urged not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. Except as may be required under applicable law, we assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release. Additional information on risks and other factors that may affect the business and financial results of OxySure Systems, Inc. can be found in the filings of OxySure Systems, Inc. with the U.S. Securities and Exchange Commission.

Investor Contact:

Stonegate Securities, Inc.
214-987-4121 / 972-294-6461
investors@oxysure.com